Exhibit 99.1



 Mortgage Rates for the Statistical Calculation Mortgage Loans (1)
------------------------------------------------------------------------------
                                    Number of                     Percent of
                                   Statistical     Aggregate       Aggregate
                                   Calculation     Principal       Principal
   Range of Mortgage                 Mortgage       Balance         Balance
       Rates (%)                      Loans       Outstanding     Outstanding
-------------------------------------------------------------------------------
5.001 - 5.500...................             2   $    899,284           0.28%
5.501 - 6.000...................            32     19,898,571           6.21
6.001 - 6.500...................           223    138,922,825          43.32
6.501 - 7.000...................           221    129,487,471          40.38
7.001 - 7.500...................            43     25,987,335           8.10
7.501 - 8.000...................             6      3,002,686           0.94
8.001 - 8.500...................             1        464,728           0.14
8.501 - 9.000...................             2      1,109,329           0.35
9.001 - 9.500...................             1        419,585           0.13
9.501 - 10.000..................             1        486,794           0.15
                                -----------------------------------------------
       Total:                              532   $320,678,608         100.00%
                                ===============================================
------------
(1) As of the Statistical Calculation Date, the weighted average Mortgage Rate of the Statistical Calculation Mortgage Loans was approximately 6.610% per annum.

 Current Principal Balances for the Statistical Calculation Mortgage Loans (1)
------------------------------------------------------------------------------
                                    Number of                     Percent of
                                   Statistical     Aggregate       Aggregate
                                   Calculation     Principal       Principal
Range of Current Mortgage Loan       Mortgage       Balance         Balance
      Principal Balances              Loans       Outstanding     Outstanding
-------------------------------------------------------------------------------
$200,000.01 - $250,000.00.......             1   $    211,808           0.07%
$400,000.01 - $450,000.00.......            77     33,548,129          10.46
$450,000.01 - $500,000.00.......           114     54,449,445          16.98
$500,000.01 - $550,000.00.......            90     47,308,449          14.75
$550,000.01 - $600,000.00.......            69     39,833,918          12.42
$600,000.01 - $650,000.00.......            62     39,126,790          12.20
$650,000.01 - $700,000.00.......            22     14,946,768           4.66
$700,000.01 - $750,000.00.......            20     14,480,177           4.52
$750,000.01 - $1,000,000.00.....            61     53,848,982          16.79
$1,000,000.01 - $1,500,000.00...            12     15,482,880           4.83
$1,500,000.01 - $2,000,000.00...             4      7,441,264           2.32
                                -----------------------------------------------
            Total:                         532   $320,678,608         100.00%
                                ===============================================
------------
(1) As of the Statistical Calculation Date, the average principal balance of the Statistical Calculation Mortgage Loans was approximately $602,779.


    Original Loan-to-Value Ratios for the Statistical Calculation Mortgage
                                   Loans (1)
------------------------------------------------------------------------------
                                    Number of                     Percent of
                                   Statistical     Aggregate       Aggregate
  Range of Original                Calculation     Principal       Principal
    Loan-To-Value                    Mortgage       Balance         Balance
      Ratios (%)                      Loans       Outstanding     Outstanding
-------------------------------------------------------------------------------
0.01 - 50.00....................            23   $ 17,092,383           5.33%
50.01 - 55.00...................            17     11,699,296           3.65
55.01 - 60.00...................            31     19,398,137           6.05
60.01 - 65.00...................            73     50,481,006          15.74
65.01 - 70.00...................            75     47,068,989          14.68
70.01 - 75.00...................            78     47,033,025          14.67
75.01 - 80.00...................           225    123,045,743          38.37
80.01 - 85.00...................             2        999,270           0.31
85.01 - 90.00...................             6      2,853,587           0.89
90.01 - 95.00...................             2      1,007,172           0.31
                                -----------------------------------------------
       Total:                              532   $320,678,608      100.00%
                                ===============================================
------------
(1) As of the Statistical Calculation Date, the weighted average original Loan-to-Value Ratio of the Statistical Calculation Mortgage Loans was approximately 70.46%.


       Original Term to Stated Maturity for the Statistical Calculation
                              Mortgage Loans (1)
------------------------------------------------------------------------------
                                    Number of                     Percent of
                                   Statistical     Aggregate       Aggregate
 Range of Original                 Calculation     Principal       Principal
  Terms to Stated                    Mortgage       Balance         Balance
 Maturity (Months)                    Loans       Outstanding     Outstanding
-------------------------------------------------------------------------------
240.............................             1   $    420,000           0.13%
360............................            527    318,455,593          99.31
480.............................             4      1,803,015           0.56
                                -----------------------------------------------
       Total:                              532   $320,678,608         100.00%
                                ===============================================
------------
(1) As of the Statistical Calculation Date, the weighted average original term to stated maturity of the Statistical Calculation Mortgage Loans was approximately 361 months.

       Remaining Term to Stated Maturity for the Statistical Calculation
                              Mortgage Loans (1)
------------------------------------------------------------------------------
                                    Number of                     Percent of
                                   Statistical     Aggregate       Aggregate
  Range of Remaining               Calculation     Principal       Principal
    Terms to Stated                  Mortgage       Balance         Balance
   Maturity (months)                  Loans       Outstanding     Outstanding
-------------------------------------------------------------------------------
240.............................             1   $    420,000           0.13%
352.............................             1        483,247           0.15
354.............................             1        591,514           0.18
355.............................             4      2,080,032           0.65
356.............................            16      9,638,535           3.01
357.............................            54     35,576,420          11.09
358.............................            78     43,539,211          13.58
359.............................           145     85,815,570          26.76
360.............................           228    140,731,065          43.89
476.............................             2        923,088           0.29
477.............................             2        879,928           0.27
                                -----------------------------------------------
Total:                                     532   $320,678,608         100.00%
                                ===============================================
------------
(1) As of the Statistical Calculation Date, the weighted average remaining term to stated maturity of the Statistical Calculation Mortgage Loans was approximately 359 months.

          Geographic Distribution of the Mortgaged Properties for the
                    Statistical Calculation Mortgage Loans
------------------------------------------------------------------------------
                                    Number of                     Percent of
                                   Statistical     Aggregate       Aggregate
                                   Calculation     Principal       Principal
                                     Mortgage       Balance         Balance
  Geographic Area                     Loans       Outstanding     Outstanding
-------------------------------------------------------------------------------
Alabama.........................             1   $    492,000           0.15%
Arkansas........................             1        539,546           0.17
Arizona.........................            14      7,885,905           2.46
California......................           249    153,636,650          47.91
Colorado........................             7      4,337,944           1.35
Connecticut.....................            11      6,479,571           2.02
District of Columbia............             6      3,387,715           1.06
Delaware........................             1        471,594           0.15
Florida.........................            35     20,186,501           6.29
Georgia.........................             5      2,617,070           0.82
Hawaii..........................             3      2,097,652           0.65
Illinois........................             8      4,609,696           1.44
Kansas..........................             1        488,800           0.15
Louisiana.......................             1        489,270           0.15
Massachusetts...................            11      6,021,333           1.88
Maryland........................            26     14,109,241           4.40
Maine...........................             1        507,843           0.16
Michigan........................             3      1,460,989           0.46
Minnesota.......................             1        480,727           0.15
North Carolina..................             2      1,077,036           0.34
New Hampshire...................             1        599,520           0.19
New Jersey......................            18     12,945,378           4.04
New Mexico......................             2        916,601           0.29
Nevada..........................            14      8,345,888           2.60
New York........................            63     37,670,327          11.75
Ohio............................             2      1,069,851           0.33
Oregon..........................             6      3,126,625           0.98
Pennsylvania....................             4      2,127,406           0.66
Rhode Island....................             1        464,000           0.14
South Carolina..................             1      1,499,990           0.47
Texas...........................            10      7,902,013           2.46
Utah............................             2      1,004,590           0.31
Virginia........................            15      7,915,701           2.47
Washington......................             5      3,149,635           0.98
Wyoming.........................             1        564,000           0.18
                                -----------------------------------------------
Total:                                     532   $320,678,608         100.00%
                                ===============================================


        Mortgagors' FICO Credit Scores for the Statistical Calculation
                              Mortgage Loans (1)
------------------------------------------------------------------------------
                                    Number of                     Percent of
                                   Statistical     Aggregate       Aggregate
                                   Calculation     Principal       Principal
    Range of FICO                    Mortgage       Balance         Balance
    Credit Scores                     Loans       Outstanding     Outstanding
-------------------------------------------------------------------------------
601 - 620.......................             2   $  1,245,400           0.39%
621 - 640.......................            37     20,410,365           6.36
641 - 660.......................            51     27,146,830           8.47
661 - 680.......................            78     46,981,251          14.65
681 - 700.......................            74     46,310,955          14.44
701 - 720.......................            73     44,487,843          13.87
721 - 740.......................            69     43,933,949          13.70
741 - 760.......................            64     37,629,217          11.73
761 - 780.......................            51     32,728,947          10.21
781 - 800.......................            25     14,440,746           4.50
801 - 820.......................             8      5,363,105           1.67
                                -----------------------------------------------
Total:                                     532   $320,678,608         100.00%
                                ===============================================
------------
(1) As of the Statistical Calculation Date, the weighted average FICO Credit Score of the Statistical Calculation Mortgage Loans was approximately 710.


         Types of Mortgaged Properties for the Statistical Calculation
                                Mortgage Loans
------------------------------------------------------------------------------
                                    Number of                     Percent of
                                   Statistical     Aggregate       Aggregate
                                   Calculation     Principal       Principal
                                     Mortgage       Balance         Balance
     Property Type                    Loans       Outstanding     Outstanding
-------------------------------------------------------------------------------
Single-Family Residence.........           382   $225,375,693          70.28%
Planned Unit
Development (PUD)...............            95     59,954,233          18.70
Two- to Four-Family
Residence.......................            27     19,366,131           6.04
Low-Rise Condominium............            15      8,555,282           2.67
Townhouse.......................             9      5,139,716           1.60
High-Rise Condominium...........             4      2,287,554           0.71
                                -----------------------------------------------
Total:                                     532   $320,678,608         100.00%
                                ===============================================


             Purpose of the Statistical Calculation Mortgage Loans
------------------------------------------------------------------------------
                                    Number of                     Percent of
                                   Statistical     Aggregate       Aggregate
                                   Calculation     Principal       Principal
                                     Mortgage       Balance         Balance
     Loan Purpose                     Loans       Outstanding     Outstanding
-------------------------------------------------------------------------------
Refinance (Cash Out)............           272   $160,648,160          50.10%
Purchase........................           177    103,603,493          32.31
Refinance (Rate/Term)...........            83     56,426,956          17.60
                                -----------------------------------------------
Total:                                     532   $320,678,608         100.00%
                                ===============================================


      Occupancy Types for the Statistical Calculation Mortgage Loans (1)
------------------------------------------------------------------------------
                                    Number of                     Percent of
                                   Statistical     Aggregate       Aggregate
                                   Calculation     Principal       Principal
                                     Mortgage       Balance         Balance
   Occupancy Type                     Loans       Outstanding     Outstanding
-------------------------------------------------------------------------------
Owner Occupied..................           479   $286,086,912          89.21%
Investment......................            36     25,340,520           7.90
Second Home.....................            17      9,251,176           2.88
                                -----------------------------------------------
Total:                                     532   $320,678,608         100.00%
                                ===============================================
------------
(1) Based upon representations of the related mortgagors at the time of origination.


     Documentation Programs of the Statistical Calculation Mortgage Loans
------------------------------------------------------------------------------
                                    Number of                     Percent of
                                   Statistical     Aggregate       Aggregate
       Type of                     Calculation     Principal       Principal
    Documentation                    Mortgage       Balance         Balance
       Program                        Loans       Outstanding     Outstanding
-------------------------------------------------------------------------------
Reduced.........................           265   $161,435,116          50.34%
Full/Alternate..................           137     80,720,442          25.17
No Ratio........................            50     31,916,009           9.95
No Doc..........................            39     23,868,276           7.44
No Income/No Asset..............            38     21,219,710           6.62
Fast Forward....................             2      1,047,055           0.33
Limited.........................             1        472,000           0.15
                                -----------------------------------------------
Total:                                     532   $320,678,608         100.00%
                                ===============================================

          Loan Age of the Statistical Calculation Mortgage Loans (1)
------------------------------------------------------------------------------
                                    Number of                     Percent of
                                   Statistical     Aggregate       Aggregate
                                   Calculation     Principal       Principal
 Range of Loan Ages                  Mortgage       Balance         Balance
      (months)                        Loans       Outstanding     Outstanding
-------------------------------------------------------------------------------
0...............................           229   $141,151,065          44.02%
1...............................           145     85,815,570          26.76
2...............................            78     43,539,211          13.58
3...............................            56     36,456,347          11.37
4...............................            18     10,561,622           3.29
5...............................             4      2,080,032           0.65
6...............................             1        591,514           0.18
8...............................             1        483,247           0.15
                                -----------------------------------------------
Total:                                     532   $320,678,608         100.00%
                                ===============================================
------------
(1) As of the Statistical Calculation Date, the weighted average loan age of the Statistical Calculation Mortgage Loans was approximately one month.